Income Taxes	12 Months Ended
Dec. 30, 2023
Staffing 360 Solutions, Inc. [Member]
Income Taxes [Line Items]
INCOME TAXES

NOTE 18 — INCOME TAXES

The components of loss before provision for income taxes for Fiscal 2023 and Fiscal 2022, are as follows:

	December 30, 2023	December 31, 2022
Domestic	$(40,628)	$(9,543)
Foreign	14,891	(7,673)
Loss before provision for income taxes	$(25,737)	$(17,216)

The benefit for income taxes consisted of the following:

	December 30, 2023	December 31, 2022
Current:
Federal	—	—
State	255	349
Foreign	—	—
Total current tax expense	255	349

Deferred:
Federal	3	(29)
State	46	(154)
Foreign	—	(388)
Total deferred tax expense	49	(571)
Total tax benefit	$304	$(222)

The difference between the income tax benefit on income (loss) and the amount computed at the U.S. federal statutory rate is due to:

	December 30, 2023		December 31, 2022
Expense at Federal Statutory Rate	$(5,405)	21.00%	$(3,615)	21.00%
State taxes, net	(1,149)	4.47%	(62)	0.36%
Foreign operations	375	(1.46)%	153	(0.89)%
UK Goodwill Impairment	—	0.00%	1,900	(11.04)%
Permanent differences	1,349	(5.24)%	116	(0.67)%
True-up adjustments	1,481	(5.76)%	813	6.56%
State NOL True-up Adjustments – Staffing	(556)	2.16%	—	0.00%
State NOL True-up Adjustments – Headway	5,121	(19.90)%	—	0.00%
Change in valuation allowance	(1,006)	3.91%	608	(3.53)%
Other	94	(0.36)%	(135)	10.50%
Total Tax Benefit for Income Taxes	$304	(1.18)%	$(222)	1.28%

The Company’s effective tax rate differed from the U.S. federal statutory rate primarily due to mix of pre-tax income (loss) results by jurisdictions taxed at different rates than 21%, state taxes net of federal benefit, permanent differences, deferred tax balance adjustments that includes but is not limited to UK tax rate changes, UK goodwill impairment and changes in valuation allowance in the U.S.

Deferred income taxes are provided for the tax effect of temporary differences between the financial reporting basis and the tax basis of assets and liabilities. Significant components of the Company’s deferred tax assets and (liabilities) are as follows:

	December 30, 2023	December 31, 2022
Deferred tax assets
Net operating loss carryforward	$10,959	$13,356
Tax credit, deduction and capital loss carryforward	1,193	3,212
Share-based compensation	780	503
Debt issuance costs	25	—
Accrued expenses and other liabilities	1,808	1,276
Interest limitation and carryforward	9,501	7,546
Operating lease liabilities	1,518	1,657
Total deferred tax assets	25,784	27,550
Less: valuation allowance	(22,378)	(23,383)
Deferred tax assets, net of valuation allowance	3,406	4,167

Deferred tax liabilities:
Deprecation	(1,178)	(1,507)
Basis differences in acquired intangibles	(1,064)	(1,347)
Debt Issuance Cost	—	(9)
Operating lease – Right-of-use assets	(1,392)	(1,482)
Total deferred tax liabilities	(3,634)	(4,345)
Deferred tax liability	$(228)	$(178)

During Fiscal 2023 and Fiscal 2022, the Company has federal net operating losses (“NOLs”) of $28,010 and $29,635. Of the $28,010 in federal NOL carryforwards, $24,505 will begin to expire in 2029 and $13,565 can be carried forward indefinitely, subject to an 80% taxable income limitation in the year of utilization and $10,060 that will expire due to the previous Section 382 limitations and Uncertain Tax Position taken in 2016. As of November 15, 2018, the Company had a change in ownership under Section 382. As such, the Company reduced the Federal NOLs available by $7,220. In 2021, the Company had two additional changes in ownership on February 12, 2021 and November 1, 2021, the Company had a change in ownership under Section 382 which limits the amount of useable NOLs going forward. As per the Section 382 analysis, the Company’s Federal NOL available as of January 1, 2022, will not be subject to limitation. On May 17, 2022, the Company acquired 100% of Headway Workforce Solutions Inc. and Subsidiaries via a stock sale. Headway Workforce Solutions Inc. and Subsidiaries’ NOLs will be subject to a Section 382 limitation due to an ownership change. The Company has not identified subsequent 382 Limitations as of December 31, 2022. As of December 30, 2023 and December 31, 2022, the Company has state operating losses of $100.829 and $147,413 that begin to expire in 2028, and foreign NOLs totaling $8,082 and $5,346 with an indefinite life. As of December 30, 2023 and December 31, 2022, the Company also has capital loss carryforward of $0 and $7,531, respectively, which, if unused, will begin to expire in 2023 and a general business credit carryforward of $76 and $76, respectively.

Effective for the year ended December 28, 2018, the Tax Act resulted in a new limitation on interest expense under IRC Section 163(j). New IRC Section 163(j) limits the Company’s annual deduction of interest expense to the sum of business interest income and 30 percent of the adjusted taxable income of the Company. As a result of the CARES Act the limitation has been increased to 50% for tax years 2019 and 2020. Beginning on January 1, 2022 depreciation and amortization expense will no longer be allowed as an addback to adjusted taxable income. The limitation for the year ended December 30, 2023 resulted in disallowed interest of $5,009, which can be carried forward indefinitely.

The Company has not recorded deferred taxes or withholding taxes for any undistributed foreign earnings, nor have any taxes been provided for the outside basis difference inherent in these entities as the Company’s assertion is to indefinitely reinvest in foreign operations. It is not practicable to estimate any taxes to be provided on outside basis differences at this time. Based on the amount of foreign undistributed earnings through December 30, 2023, we believe any such tax liability would be insignificant to the financial statements.

In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in those periods in which temporary differences become deductible and/or net operating loss carryforwards can be utilized. We consider the level of historical taxable income, scheduled reversal of temporary differences, tax planning strategies, and projected future taxable income in determining whether a valuation allowance is warranted.

During Fiscal 2023, the Company maintained a valuation allowance against its U.S. deferred tax assets. The Company’s valuation allowance decreased by $1.006 during Fiscal 2023 primarily attributable to Section 163(j) interest limitation and federal and state net operating losses.

During Fiscal 2023, we maintained our federal and state tax attributes for unrecognized tax benefits related primarily to the treatment of stock compensation and stock options. If recognized, $765 of the unrecognized tax benefits are likely to offset to a corresponding full valuation allowance provided for the reduction of federal NOLs, thereby there is no impact to the effective rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Fiscal 2023	Fiscal 2022
Beginning balance	$716	$697
Additions for tax positions of prior years	49	19
Reductions for tax positions of prior years	0	0
Loss before provision for income taxes	$765	$716

It is reasonably possible that the amount of the unrecognized tax benefits with respect to our unrecognized tax positions will increase or decrease in the next 12 months. However, quantification of an estimated range cannot be made at this time. The Company has accrued zero interest and penalties as of December 30, 2023 and December 31, 2022.

The Company files its tax returns in the U.S. certain state and local tax jurisdictions with various statutes of limitations. The Company has no tax years subject to audit by certain jurisdictions at this time. To the extent utilized in future years’ tax returns, all NOLs carryforwards will remain subject to examination until the respective tax year is closed.